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                              NORTH AMERICAN FUNDS
                            SUPPLEMENT TO PROSPECTUS
                             DATED DECEMBER 31, 1996

         The International Small Cap, Growth Equity and Balanced Funds each currently have a policy that at no time will the portfolio have more than 5% of its total assets invested in any fixed-income securities which are unrated or are rated below investment grade either at the time of purchase or as a result of a reduction in rating after purchase. This policy is amended to reflect that preferred stocks are not subject to this 5% limitation.


                   THE DATE OF THIS SUPPLEMENT IS MAY 1, 1997.